CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/02/04

$56,350,000

Classes M-4, M-5 and M-6

Mezzanine Certificates Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

Breakeven CDR Analysis

The below tables displays the breakeven CDRs (i.e., the highest CDR where the referenced Class does not incur a writedown), the weighted-average life (WAL) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

•

50% and 100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR + 200 basis points

•

40% Loss Severity

•

12-month lag from default to loss

•

Triggers Fail (No Stepdown)

Class M-4		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	13.5%	15.1%	10.2%	11.1%
	WAL	15.0	9.2	16.2	9.8
	Cum Loss	18.2%	12.9%	15.3%	10.1%

Class M-5		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	12.0%	12.8%	9.0%	9.0%
	WAL	15.5	9.7	17.5	10.4
	Cum Loss	16.9%	11.3%	14.0%	8.5%

Class M-6		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	10.9%	11.0%	8.0%	7.4%
	WAL	16.9	10.4	18.5	11.2
	Cum Loss	15.9%	10.0%	12.9%	7.2%

Breakeven CDR Analysis

The below tables displays the breakeven CDRs (i.e., the highest CDR where the referenced Class does not incur a writedown), the weighted-average life (WAL) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

•

50% and 100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR + 200 basis points

•

50% Loss Severity

•

12-month lag from default to loss

•

Triggers Fail (No Stepdown)

Class M-4		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	10.5%	11.7%	8.0%	8.7%
	WAL	16.3	9.7	17.2	10.4
	Cum Loss	19.4%	13.2%	16.1%	10.3%

Class M-5		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	9.4%	10.0%	7.1%	7.1%
	WAL	16.6	10.2	18.2	10.8
	Cum Loss	18.0%	11.6%	14.8%	8.7%

Class M-6		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	8.6%	8.7%	6.4%	5.9%
	WAL	18.0	11.1	19.8	11.8
	Cum Loss	16.9%	10.3%	13.6%	7.4%

Breakeven CDR Analysis

The below tables displays the breakeven CDRs (i.e., the highest CDR where the referenced Class does not incur a writedown), the weighted-average life (WAL) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

•

50% and 100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR + 200 basis points

•

60% Loss Severity

•

12-month lag from default to loss

•

Triggers Fail (No Stepdown)

Class M-4		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	8.6%	9.6%	6.6%	7.1%
	WAL	17.4	10.3	18.2	10.6
	Cum Loss	20.3%	13.5%	16.8%	10.4%

Class M-5		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	7.7%	8.2%	5.9%	5.9%
	WAL	17.2	10.5	19.3	11.4
	Cum Loss	18.7%	11.8%	15.4%	8.9%

Class M-6		Fwd Libor		Fwd Libor + 200 bps
		50 % PPC	100% PPC	50 % PPC	100% PPC
	CDR%	7.1%	7.1%	5.3%	4.9%
	WAL	18.7	11.0	20.1	12.3
	Cum Loss	17.7%	10.4%	14.1%	7.5%

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.